EXHIBIT C
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        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Professionally Managed Portfolios, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of Professionally Managed Portfolios for the year ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, that the and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Professionally Managed Portfolios for the stated period.

/s/ Robert M. Slotky                    /s/ Eric W. Falkeis
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Robert M. Slotky                        Eric W. Falkeis
President, Professionally               Treasurer, Professionally
Managed Portfolios                      Managed Portfolios

Dated: January 8, 2004
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     This statement accompanies this report on Form N-CSR pursuant to Section
906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Professionally Managed Portfolios for purposes of the Securities Exchange Act of 1934.